UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, on February 16, 2023, at the 2023 annual meeting of the shareholders (the “Annual Meeting”) of Matthews International Corporation (the “Company”) the Company’s shareholders approved the adoption of the Amended and Restated 2019 Director Fee Plan (“Restated Plan”) to, among other things, authorize the issuance of 150,000 additional shares of the Company’s Class A Common Stock, par value $1.00 per share (“Common Stock”), following which the aggregate number of shares of the Company’s Common Stock authorized for issuance under the Restated Plan would increase to 300,000. The Restated Plan was previously adopted by the Company’s board of directors (the "Board") subject to shareholder approval. The Restated Plan is described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on January 17, 2023 (the “Proxy Statement”), under the caption “Proposal 2 ― Approval of the Adoption of the Amended and Restated 2019 Director Fee Plan,” which disclosure is incorporated herein by reference. The description of the Restated Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Restated Plan, which is attached hereto as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on February 16, 2023. A total of 30,419,705 shares of Class A Common Stock were eligible to vote at such meeting. Five proposals were submitted by the Board to a vote of shareholders, and the final results of the voting on each proposal are noted below. The Company’s shareholders elected each of the Board’s three nominees for Director for terms that expire in 2026, or until their successors are duly elected and qualified; approved the adoption of the Restated Plan; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 17, 2023; and recommended, on an advisory (non-binding) basis, that the frequency of future advisory votes on the executive compensation of the Company’s named executive officers be held every year. Based on the results of the recommendation of the shareholders, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

1. Election of Directors:

The following individuals were elected to the Board of Directors for a term expiring at the Company’s 2026 Annual Meeting of Shareholders.

Nominee	Votes For	Votes Withheld	Broker Non Votes
Gregory S. Babe	22,781,893	2,944,948	2,179,710
Aleta W. Richards	23,755,498	1,971,343	2,179,710
David A. Schawk	23,121,095	2,605,746	2,179,710

2. Approval of the adoption of the Restated Plan:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
21,626,508	4,055,441	44,892	2,179,710

3. Ratification of Auditors:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
25,857,043	2,016,989	32,519	—

4. Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
23,188,512	2,494,675	43,654	2,179,710

5. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Votes Abstained	Broker Non Votes
23,402,749	160,279	1,665,044	498,769	2,179,710

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Matthews International Corporation Amended and Restated 2019 Director Fee Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: February 17, 2023